united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Ultimus Fund Solutions, LLC

80 Arkay Drive, Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 10/31

Date of reporting period: 10/31/22

Item 1. Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Invenomic Fund

Institutional Class

BIVIX

Investor Class

BIVRX

Super Institutional Class

BIVSX

Annual Report

October 31, 2022

1-855-466-3406

www.Invenomic.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

For the 12-month period ending October 31, 2022, the fund (ticker: BIVIX) returned 58.24%, net of fees, to investors compared to -14.38% for the S&P 1500 Index and -6.85% for the Morningstar Long/Short Category Average. The S&P 1500 Value Index returned -3.83% and the S&P 1500 Growth Index returned -23.88% over this period, resulting in value outperforming growth by 20.05%. The fund performed well even when accounting for the tailwind to value during the period.

The short portfolio contributed approximately 59.1% and the long portfolio detracted 3.5% over this 12-month period, gross of fees. We are pleased with the results that our short portfolio generated. We profited from shorting companies that we believed were materially overvalued and with no long-term prospects for sustainable free cash flow. Short selling can be very difficult, particularly during periods of stock market euphoria. That said, it is a discipline that we are committed to as it allows us to generate profits for our investors during difficult market environments. While our long portfolio was down during this period, it outperformed the S&P 1500 Index by more than 10%, gross of fees. In our long portfolio, we focus on companies with strong and sustainable free cash flow that we believe are trading at a discount to their fair value. Since fund inception through October 31, 2022, our long portfolio is up more than 180%, gross of fees. While our recent outperformance may have come on the short side, our long-term results have been driven by the long side. We believe that maintaining a commitment to both disciplines is the best way for us to drive returns for our investors over the long-term.

From a sector perspective, the biggest contributor to performance over this 12-month period has been Healthcare, which added 14.21%. Both our longs and shorts in the sector contributed positively to returns during this period, adding 1.75% and 12.46%, respectively. The second biggest contributing sector was Consumer Discretionary, which added 13.63%. Gains within the sector came from the short side which added 14.41%, while longs detracted 0.78%. The Information Technology sector added 12.21%, as longs detracted 0.41% and shorts contributed 12.62%. Our top 10 long positions contributed 2.66% and our top 10 short positions contributed 1.97%.

Looking forward, we anticipate that the market will continue to remain volatile. We can envision scenarios where the S&P 500 trades at 1,200 or 5,000. Given the range of outcomes, we feel it is prudent to remain balanced in our portfolio construction. As of October 31, 2022, our net exposure stood at 40.6%, which is toward the high end of our range since the fund’s inception. The fund’s net exposure will change primarily based on the number of short opportunities we find. We tend to find more short ideas in overvalued market environments and fewer in undervalued market environments. Regardless of the market environment, we will continue to follow our process, which has served us well during our career.

5022-NLD-11302022

Invenomic Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2022

The fund’s performance figures* for the periods ended October 31, 2022, compared to its benchmark:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception (a)	Since Inception (b)
Invenomic Fund Institutional Class	58.24%	24.92%	N/A	23.54%
Invenomic Fund Investor Class	57.85%	24.65%	N/A	23.26%
Invenomic Fund Super Institutional Class	58.62%	N/A	31.40%	N/A
S&P Composite 1500 Total Return Index (c)	(14.38)%	10.15%	10.50%	10.55%

Comparison of the Change in Value of a $50,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated March 1, 2022 are 3.26%, 3.51% and 3.01% for the Institutional Class, Investor Class and Super Institutional Class, respectively. For performance information current to the most recent month-end, please call 1-855-466-3406.

(a)	Inception date is May 10, 2019.

(b)	Inception date is June 19, 2017

(c)	The S&P Composite 1500 Total Return Index combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600, to cover approximately 90% of U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Industry/Asset Type (1)	% of Net Assets
Software	16.9%
Technology Hardware	10.2%
Oil & Gas Producers	7.4%
Internet & Media Services	6.7%
Telecommunications	6.6%
Biotech & Pharma	6.5%
E-Commerce Discretionary	5.3%
Technology Services	5.1%
Chemicals	4.7%
Health Care Facilities & Services	4.5%
Other Assets Less Liabilities	26.1%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 119.8%
	ADVERTISING & MARKETING - 0.0%(b)
4,406	Tenerity, Inc.(c)(e)	$—

	APPAREL & TEXTILE PRODUCTS - 4.3%
95,101	Capri Holdings Ltd.(c)	4,344,214
2,427,574	Hanesbrands, Inc.(a)(d)	16,556,054
901,743	Levi Strauss & Company, Class A(a)(d)	13,490,075
140,290	Superior Group of Companies, Inc.	1,391,677
538,523	Under Armour, Inc., Class C(c)	3,532,711
348,705	Unifi, Inc.(c)	3,180,190
		42,494,921
	ASSET MANAGEMENT - 1.5%
90,206	Amundi S.A.	4,258,094
290,637	Assetmark Financial Holdings, Inc.(c)	6,019,092
6,810	GoldMoney, Inc.(c)	8,448
249,138	Silvercrest Asset Management Group, Inc., Class A	4,731,131
		15,016,765
	AUTOMOTIVE - 1.4%
45,044	BorgWarner, Inc.	1,690,501
21,515	Continental A.G.	1,115,498
156,316	Miller Industries, Inc.	3,975,116
125,577	Vitesco Technologies Group A.G.(a),(c)	6,724,238
		13,505,353
	BANKING - 2.0%
285,574	Popular, Inc.(a)	20,195,793

	BEVERAGES - 0.3%
65,084	Coca-Cola Europacific Partners PLC(d)	3,062,202

	BIOTECH & PHARMA - 6.5%
112,756	Anika Therapeutics, Inc.(c)	3,204,526
466,896	Bayer A.G.	24,548,710
138,772	Elanco Animal Health, Inc.(c)	1,830,403
298,453	Exelixis, Inc.(c)	4,948,351
158,758	Grifols S.A. - ADR	1,001,763

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 119.8% (Continued)
	BIOTECH & PHARMA - 6.5% (Continued)
140,435	Hikma Pharmaceuticals PLC	$2,011,414
386,575	Lexaria Bioscience Corporation(a),(c)(d)	854,331
276,883	Organon & Company(d)	7,248,797
228,506	Perrigo Company PLC	9,204,222
988,925	Viatris, Inc.(d)	10,017,810
		64,870,327
	CABLE & SATELLITE - 3.4%
49,626	Cogeco, Inc.	2,113,605
990,402	Comcast Corporation, Class A(a)	31,435,359
		33,548,964
	CHEMICALS - 4.7%
140,963	Cabot Corporation(a)(d)	10,357,961
105,689	Dow, Inc.	4,939,904
72,965	Eastman Chemical Company(d)	5,604,442
135,579	Imerys S.A.	5,553,354
232,120	Koppers Holdings, Inc.(a)	5,793,715
93,330	Minerals Technologies, Inc.(d)	5,134,083
577,296	Orion Engineered Carbons S.A.(a)(d)	9,213,644
		46,597,103
	COMMERCIAL SUPPORT SERVICES - 2.3%
248,190	ABM Industries, Inc.(a)(d)	11,046,937
380,057	Heidrick & Struggles International, Inc.(a)	10,702,405
85,783	Securitas A.B.	701,798
		22,451,140
	CONSTRUCTION MATERIALS - 1.5%
119,856	Cie de Saint-Gobain	4,902,231
2,276	HeidelbergCement A.G.	104,896
116,935	Owens Corning(a)	10,010,805
		15,017,932
	CONSUMER SERVICES - 1.4%
120,688	Adtalem Global Education, Inc.(a),(c)(d)	5,032,690
124,091	Matthews International Corporation, Class A	3,335,566
178,963	Stride, Inc.(a),(c)(d)	5,997,050
		14,365,306

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 119.8% (Continued)
	CONTAINERS & PACKAGING - 1.3%
209,152	Gerresheimer A.G.	$11,984,604
73,001	O-I Glass, Inc.(c)(d)	1,190,646
		13,175,250
	E-COMMERCE DISCRETIONARY - 5.3%
739,650	eBay, Inc.(a)	29,467,657
540,988	Poshmark, Inc.(a),(c)(d)	9,662,046
3,100,398	Rover Group, Inc.(a),(c)(d)	13,610,747
		52,740,450
	ELECTRICAL EQUIPMENT - 3.3%
76,903	Belden, Inc.(a)	5,354,756
539,281	nLight, Inc.(c)(d)	5,808,057
120,226	Sensata Technologies Holding PLC	4,834,287
847,373	Vontier Corporation(a)(d)	16,184,825
		32,181,925
	ENGINEERING & CONSTRUCTION - 1.8%
580,802	Frontdoor, Inc.(a),(c)(d)	12,812,491
951,203	Mistras Group, Inc.(a),(c)	4,375,534
		17,188,025
	ENTERTAINMENT CONTENT - 1.9%
466,222	AppLovin Corporation(c)(d)	7,907,125
857,488	Warner Bros Discovery, Inc.(a),(c)	11,147,344
		19,054,469
	FOOD - 1.4%
700,990	Nomad Foods Ltd.(a),(c)	10,795,246
49,399	Seneca Foods Corporation, Class A(a),(c)	3,117,571
		13,912,817
	FORESTRY, PAPER & WOOD PRODUCTS - 0.1%
236,424	Glatfelter Corporation	669,080

	GAS & WATER UTILITIES - 0.4%
269,424	Suburban Propane Partners, L.P.	4,405,082

	HEALTH CARE FACILITIES & SERVICES - 4.5%
127,945	Centene Corporation(c)	10,891,958

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 119.8% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 4.5% (Continued)
159,220	Enhabit, Inc.(c)	$1,977,512
271,794	Universal Health Services, Inc., Class B(a)	31,492,771
		44,362,241
	HOME & OFFICE PRODUCTS - 0.9%
244,895	Hamilton Beach Brands Holding Company, Class A(a)	2,884,863
332,587	Newell Brands, Inc.(d)	4,593,027
21,062	Scotts Miracle-Gro Company (The)(d)	966,956
		8,444,846
	HOME CONSTRUCTION - 0.8%
368,851	Caesarstone Ltd.(a)	3,275,396
41,170	Century Communities, Inc.(d)	1,832,477
292,024	JELD-WEN Holding, Inc.(c)	3,098,375
		8,206,248
	INDUSTRIAL INTERMEDIATE PRODUCTS - 0.1%
30,371	Strattec Security Corporation(c)	789,646

	INDUSTRIAL SUPPORT SERVICES - 0.1%
37,658	DXP Enterprises, Inc.(c)	1,077,395

	INSTITUTIONAL FINANCIAL SERVICES - 0.5%
76,772	Euronext N.V.	4,876,941

	INTERNET MEDIA & SERVICES - 6.7%
31,104	Alphabet, Inc., Class A(c)	2,939,639
8,302	Booking Holdings, Inc.(a),(c)	15,520,422
47,930	Expedia Group, Inc.(c)	4,480,017
19,157	GoDaddy, Inc., Class A(c)	1,540,223
697,170	Lyft, Inc.(c)(d)	10,206,569
120,205	Meta Platforms, Inc., Class A(a),(c)	11,198,298
466,108	Snap, Inc., Class A(c)(d)	4,619,130
396,147	Travelzoo(a),(c)	2,063,926
614,747	Trustpilot Group PLC(c)	766,284
334,726	Uber Technologies, Inc.(a),(c)	8,893,670
118,329	Vivid Seats, Inc.(d)	970,298

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 119.8% (Continued)
	INTERNET MEDIA & SERVICES - 6.7% (Continued)
34,506	Wix.com Ltd.(c)	$2,901,955
		66,100,431
	LEISURE FACILITIES & SERVICES - 1.1%
206,971	Cedar Fair, L.P.	8,527,205
182,136	Red Robin Gourmet Burgers, Inc.(c)	1,497,158
		10,024,363
	LEISURE PRODUCTS - 0.2%
41,630	Johnson Outdoors, Inc., Class A	2,190,571

	MACHINERY - 1.7%
108,894	CIRCOR International, Inc.(c)	2,250,839
63,205	Hurco Companies, Inc.	1,463,196
156,835	Oshkosh Corporation(a)	13,801,480
		17,515,515
	MEDICAL EQUIPMENT & DEVICES - 2.5%
467,518	Bausch + Lomb Corporation(c)(d)	6,666,807
105,817	Fonar Corporation(c)	1,703,654
41,611	Illumina, Inc.(a),(c)	9,521,429
245,288	Inogen, Inc.(a),(c)	5,558,226
12,910	QuidelOrtho Corporation(c)	1,159,576
		24,609,692
	METALS & MINING - 2.3%
41,004	Alcoa Corporation(d)	1,600,386
53,558	Arconic Corporation(c)	1,111,864
6,899,828	Argonaut Gold, Inc.(a),(c)	2,025,980
1,524,272	B2Gold Corporation	4,654,710
617,553	Ferroglobe PLC(a),(c)	3,600,334
1,318,550	Kinross Gold Corporation(a)(d)	4,786,336
2,373,852	OceanaGold Corporation(c)	3,450,290
213,286	Torex Gold Resources, Inc.(c)	1,452,938
		22,682,838
	OFFICE REIT - 0.7%
113,486	Douglas Emmett, Inc.(d)	1,996,219

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 119.8% (Continued)
	OFFICE REIT - 0.7% (Continued)
104,756	Kilroy Realty Corporation	$4,477,271
		6,473,490
	OIL & GAS PRODUCERS - 7.4%
44,029	Chord Energy Corporation(d)	6,740,400
133,536	Civitas Resources, Inc.(d)	9,335,502
2,531,247	Crescent Point Energy Corporation(a)	19,819,663
409,284	Energy Transfer, L.P.	5,226,557
286,317	PHX Minerals, Inc.(d)	1,139,542
259,391	SandRidge Energy, Inc.(c)(d)	4,899,896
179,276	TotalEnergies S.E. - ADR	9,818,947
650,309	World Fuel Services Corporation(a)	16,576,376
		73,556,883
	OIL & GAS SERVICES & EQUIPMENT - 0.2%
168,203	MRC Global, Inc.(c)	1,687,076

	PUBLISHING & BROADCASTING - 0.1%
122,445	ProSiebenSat.1 Media S.E.	832,268

	REAL ESTATE OWNERS & DEVELOPERS - 0.4%
58,980	Howard Hughes Corporation (The)(c)(d)	3,618,423

	RETAIL - DISCRETIONARY - 1.3%
205,051	Children’s Place, Inc. (The)(a),(c)(d)	8,300,464
1,408,544	Dufry A.G. - ADR(c)(d)	4,591,853
		12,892,317
	SEMICONDUCTORS - 3.3%
386,056	Intel Corporation	10,975,572
244,139	IPG Photonics Corporation(a),(c)(d)	20,912,947
18,581	Micron Technology, Inc.	1,005,232
		32,893,751
	SOFTWARE – 16.9%
362,390	Clarivate PLC(c)(d)	3,743,489
252,530	Cognyte Software Ltd.(c)	686,882
35,368	Cvent Holding Corporation(c)	206,903

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 119.8% (Continued)
	SOFTWARE – 16.9% (Continued)
1,413,745	Dropbox, Inc., Class A(a),(c)	$30,748,953
215,940	Expensify, Inc.(c)(d)	2,826,655
807,060	HireRight Holdings Corporation(a),(c)	10,863,028
1,309,375	Immersion Corporation(a),(c)(d)	6,992,062
111,471	Okta, Inc.(c)	6,255,753
100,729	Open Text Corporation	2,916,105
227,608	Oracle Corporation(a)	17,769,357
70,727	Salesforce, Inc.(c)	11,499,503
211,075	Smartsheet, Inc., Class A(c)(d)	7,370,739
324,067	SS&C Technologies Holdings, Inc.(a)	16,663,525
270,528	Unity Software, Inc.(c)(d)	7,980,576
774,058	Viant Technology, Inc.(c)	3,529,704
1,014,663	Vimeo, Inc.(c)	3,855,719
34,574	Workday, Inc., Class A(a),(c)(d)	5,387,321
28,014	Ziff Davis, Inc.(c)(d)	2,168,003
315,698	Zoom Video Communications, Inc., Class A(a),(c)(d)	26,341,840
		167,806,117
	SPECIALTY FINANCE - 0.1%
42,837	LendingTree, Inc.(c)	1,080,778

	SPECIALTY REIT - 0.8%
796,774	CoreCivic, Inc.(c)	8,342,224

	TECHNOLOGY HARDWARE - 10.2%
1,620,384	Casa Systems, Inc.(c)	5,104,210
1,159,093	Celestica, Inc.(a),(c)	12,703,659
526,810	Cisco Systems, Inc.(a)	23,932,978
20,051	F5, Inc.(c)	2,865,488
1,313,639	Flex Ltd.(a),(c)	25,721,052
14,937	Samsung Electronics Company Ltd. - ADR	15,437,388
227,176	Sanmina Corporation(a),(c)(d)	12,733,215
30,182	TD SYNNEX Corporation(d)	2,761,955
		101,259,945

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS — 119.8% (Continued)
	TECHNOLOGY SERVICES - 5.1%
169,244	Cognizant Technology Solutions Corporation, Class A	$10,535,439
87,188	Fiserv, Inc.(a),(c)(d)	8,957,695
271,129	LiveRamp Holdings, Inc.(c)	4,977,928
280,227	Nuvei Corporation(c)(d)	8,426,426
106,801	WEX, Inc.(a),(c)	17,530,317
		50,427,805
	TELECOMMUNICATIONS - 6.6%
8,659,406	Airtel Africa PLC	11,230,893
1,928,425	AT&T, Inc.(a)	35,155,189
343,510	Telephone and Data Systems, Inc.(d)	5,839,670
347,957	Verizon Communications, Inc.(a)	13,003,153
		65,228,905
	TRANSPORTATION & LOGISTICS - 0.5%
6,359	FedEx Corporation(d)	1,019,220
113,162	Southwest Airlines Company(c)	4,113,439
		5,132,659

	TOTAL COMMON STOCKS (Cost $1,204,370,998)	1,186,566,272

	SHORT-TERM INVESTMENTS — 20.4%
	COLLATERAL FOR SECURITIES LOANED - 14.6%
144,916,556	Mount Vernon Liquid Assets Portfolio, LLC, 3.21% (Cost $144,916,556)(f),(g)	144,916,556

	MONEY MARKET FUNDS - 5.8%
57,471,484	First American Government Obligations Fund Class X, 2.91% (Cost $57,471,484)(g)	57,471,484

	TOTAL SHORT-TERM INVESTMENTS (Cost $202,388,040)	202,388,040

Contracts(h)		Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED - 0.0% (b)
	CALL OPTIONS PURCHASED - 0.0%(b)
2,742	AT&T, Inc.	01/19/2024	$32	$4,998,666	$106,938
	TOTAL CALL OPTIONS PURCHASED (Cost - $305,365)

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	TOTAL INVESTMENTS - 140.2% (Cost $1,407,064,403)	$1,389,061,250
	LIABILITIES IN EXCESS OF OTHER ASSETS - (40.2)%	(398,482,922)
	NET ASSETS - 100.0%	$990,578,328

	COMMON STOCKS SOLD SHORT— (78.7)%
	ADVERTISING & MARKETING - (0.1)%
(17,796)	Trade Desk, Inc. (The), Class A	$(947,459)

	AEROSPACE & DEFENSE - (1.4)%
(25,546)	AeroVironment, Inc.	(2,337,459)
(436,524)	Joby Aviation, Inc.	(2,104,046)
(16,784)	TransDigm Group, Inc.	(9,663,556)
		(14,105,061)
	APPAREL & TEXTILE PRODUCTS - (0.8)%
(461,385)	On Holding A.G.	(8,115,762)

	ASSET MANAGEMENT - (2.1)%
(38,936)	Apollo Global Management, Inc.	(2,155,497)
(395,337)	Blue Owl Capital, Inc.	(3,961,277)
(36,577)	Hamilton Lane, Inc., Class A	(2,188,036)
(329,173)	P10, Inc.	(3,420,107)
(309,884)	TPG, Inc.	(9,528,933)
		(21,253,850)
	AUTOMOTIVE - (1.6)%
(167,512)	QuantumScape Corporation	(1,395,375)
(202,736)	Rivian Automotive, Inc.	(7,089,678)
(30,996)	Tesla, Inc.	(7,052,830)
		(15,537,883)

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (78.7)% (Continued)
	BEVERAGES - (1.4)%
(172,879)	Brown-Forman Corporation, Class B	$(11,755,771)
(48,811)	National Beverage Corporation	(2,314,618)
		(14,070,389)
	BIOTECH & PHARMA - (3.7)%
(55,702)	AbCellera Biologics, Inc.	(658,955)
(105,110)	Amphastar Pharmaceuticals, Inc.	(3,247,899)
(68,404)	Beam Therapeutics, Inc.	(3,013,880)
(57,634)	CRISPR Therapeutics A.G.	(3,016,564)
(110,663)	Intellia Therapeutics, Inc.	(5,840,793)
(95,322)	Moderna, Inc.	(14,329,757)
(823,696)	Oxford Nanopore Technologies PLC	(2,479,476)
(114,251)	Twist Bioscience Corporation	(3,750,860)
		(36,338,184)
	COMMERCIAL SUPPORT SERVICES - (3.6)%
(179,984)	Casella Waste Systems, Inc., Class A	(14,724,491)
(42,363)	CorVel Corporation	(6,956,428)
(121,404)	PureCycle Technologies, Inc.	(1,004,011)
(320,790)	Rollins, Inc.	(13,498,843)
		(36,183,773)
	CONSTRUCTION MATERIALS - (0.7)%
(59,573)	Advanced Drainage Systems, Inc.	(6,903,319)

	CONSUMER SERVICES - (0.2)%
(25,393)	Service Corp International	(1,539,070)

	E-COMMERCE DISCRETIONARY - (0.7)%
(28,035)	Chewy, Inc.	(1,085,796)
(227,926)	Global-e Online Ltd.	(5,764,249)
		(6,850,045)

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (78.7)% (Continued)
	ELECTRICAL EQUIPMENT - (1.6)%
(45,531)	Badger Meter, Inc.	$(5,121,327)
(328,662)	ChargePoint Holdings, Inc.	(4,594,695)
(38,792)	Novanta, Inc.	(5,485,188)
		(15,201,210)
	ENGINEERING & CONSTRUCTION - (2.2)%
(109,439)	Exponent, Inc.	(10,425,159)
(172,286)	Montrose Environmental Group, Inc.	(7,542,681)
(18,024)	TopBuild Corporation	(3,066,603)
		(21,034,443)
	FOOD - (3.2)%
(296,901)	Cal-Maine Foods, Inc.	(16,777,875)
(93,597)	Lamb Weston Holdings, Inc.	(8,069,933)
(606,227)	SunOpta, Inc.	(6,807,929)
		(31,655,737)
	HEALTH CARE FACILITIES & SERVICES - (2.8)%
(9,388)	Chemed Corporation	(4,382,976)
(107,596)	HealthEquity, Inc.	(8,382,804)
(212,749)	Option Care Health, Inc.	(6,437,785)
(126,243)	Progyny, Inc.	(5,614,026)
(160,093)	Surgery Partners, Inc.	(4,352,929)
		(29,170,520)
	HOME & OFFICE PRODUCTS - (0.4)%
(444,693)	Arhaus, Inc.	(3,704,293)

	HOUSEHOLD PRODUCTS - (0.1)%
(24,472)	elf Beauty, Inc.	(1,058,659)

	INDUSTRIAL INTERMEDIATE PRODUCTS - (1.2)%
(128,175)	Mueller Industries, Inc.	(8,028,882)
(64,247)	Xometry, Inc.	(3,858,675)
		(11,887,557)
	INDUSTRIAL SUPPORT SERVICES - (0.9)%
(80,015)	SiteOne Landscape Supply, Inc.	(9,271,338)

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (78.7)% (Continued)
	INSURANCE - (1.4)%
(53,823)	RLI Corporation	$(7,000,758)
(93,141)	Ryan Specialty Holdings, Inc.	(4,177,374)
(58,260)	Trupanion, Inc.	(2,940,382)
		(14,118,514)
	INTERNET MEDIA & SERVICES - (1.2)%
(248,682)	Hemnet Group A.B.	(3,089,794)
(42,444)	VeriSign, Inc.	(8,508,324)
		(11,598,118)
	LEISURE FACILITIES & SERVICES - (5.6)%
(63,943)	Churchill Downs, Inc.	(13,294,389)
(344,300)	Dutch Bros, Inc.	(12,708,113)
(20,515)	Kura Sushi USA, Inc.	(1,621,300)
(153,484)	MGM Resorts International	(5,459,426)
(240,654)	Planet Fitness, Inc., Class A	(15,758,024)
(189,724)	Portillo’s, Inc.	(4,067,683)
(59,775)	Shake Shack, Inc., Class A	(3,321,697)
		(56,230,632)
	LEISURE PRODUCTS - (1.1)%
(508,638)	Dometic Group A.B.	(2,913,862)
(51,652)	LCI Industries	(5,480,794)
(43,509)	Malibu Boats, Inc., Class A	(2,301,626)
		(10,696,282)
	MACHINERY - (2.8)%
(103,541)	Cadre Holdings, Inc.	(3,040,999)
(209,988)	Energy Recovery, Inc.	(5,402,991)
(209,981)	Evoqua Water Technologies Corporation	(8,227,056)
(19,620)	Kadant, Inc.	(3,491,379)
(562,149)	Titan International, Inc.	(8,409,749)
		(28,572,174)
	MEDICAL EQUIPMENT & DEVICES - (3.3)%
(62,558)	Establishment Labs Holdings, Inc.	(3,527,646)
(39,307)	Insulet Corporation	(10,173,044)
(37,361)	iRhythm Technologies, Inc.	(4,763,154)
(26,631)	Lantheus Holdings, Inc.	(1,970,428)

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (78.7)% (Continued)
	MEDICAL EQUIPMENT & DEVICES - (3.3)% (Continued)
(26,946)	ResMed, Inc.	$(6,027,551)
(125,342)	Silk Road Medical, Inc.	(5,525,075)
		(31,986,898)
	OIL & GAS PRODUCERS - (2.2)%
(35,076)	Hess Corporation	(4,948,522)
(33,943)	Murphy USA, Inc.	(10,675,413)
(113,157)	New Fortress Energy, Inc.	(6,231,556)
		(21,855,491)
	REAL ESTATE SERVICES - (0.3)%
(26,799)	Colliers International Group, Inc.	(2,517,498)

	RENEWABLE ENERGY - (3.3)%
(52,420)	First Solar, Inc.	(7,630,779)
(60,374)	Green Plains, Inc.	(1,744,205)
(75,996)	Montauk Renewables, Inc.	(1,137,660)
(2,664,227)	NEL ASA	(3,255,858)
(548,882)	Plug Power, Inc.	(8,771,134)
(140,397)	Shoals Technologies Group, Inc.	(3,244,575)
(230,849)	Stem, Inc.	(3,139,546)
(229,108)	SunPower Corporation	(4,236,207)
		(33,159,964)
	RETAIL - CONSUMER STAPLES - (1.8)%
(3,590)	Costco Wholesale Corporation	(1,800,385)
(101,724)	Dollar Tree, Inc.	(16,123,254)
		(17,923,639)
	RETAIL - DISCRETIONARY - (5.0)%
(79,185)	Aritzia, Inc.	(3,071,443)
(25,780)	Avis Budget Group, Inc.	(6,095,939)
(190,230)	Driven Brands Holdings, Inc.	(6,083,555)
(5,080)	Fast Retailing Company Ltd.	(2,835,357)
(75,307)	GameStop Corporation, Class A	(2,131,941)
(92,529)	Tractor Supply Company	(20,335,098)
(21,352)	Ulta Beauty, Inc.	(8,954,388)
		(49,507,721)

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (78.7)% (Continued)
	SEMICONDUCTORS - (3.7)%
(116,690)	AIXTRON S.E.	$(2,869,407)
(200,783)	Impinj, Inc.	(23,015,756)
(31,370)	NVIDIA Corporation	(4,234,009)
(87,460)	Wolfspeed, Inc.	(6,887,475)
		(37,006,647)
	SOFTWARE - (10.7)%
(83,277)	Appfolio, Inc., Class A	(10,440,437)
(75,832)	Avid Technology, Inc.	(2,084,622)
(105,687)	Coupa Software, Inc.	(5,625,719)
(137,259)	Digi International, Inc.	(5,535,655)
(67,113)	Donnelley Financial Solutions, Inc.	(2,713,379)
(97,502)	Doximity, Inc.	(2,580,878)
(58,040)	Gitlab, Inc.	(2,812,618)
(102,344)	Instructure Holdings, Inc.	(2,417,365)
(111,061)	Manhattan Associates, Inc.	(13,512,792)
(72,825)	nCino, Inc.	(2,292,531)
(35,302)	Paycom Software, Inc.	(12,214,492)
(382,866)	Paycor HCM, Inc.	(11,665,927)
(117,656)	Procore Technologies, Inc.	(6,431,077)
(161,725)	R1 RCM, Inc.	(2,856,064)
(84,901)	Simulations Plus, Inc.	(3,523,391)
(59,032)	Snowflake, Inc.	(9,462,830)
(81,273)	Sprout Social, Inc., Class A	(4,903,200)
(58,142)	ZoomInfo Technologies, Inc.	(2,589,063)
		(103,662,040)
	SPECIALTY FINANCE - (0.8)%
(16,737)	Credit Acceptance Corporation	(7,793,082)

	SPECIALTY REIT - (0.3)%
(62,457)	Iron Mountain, Inc.	(3,127,222)

	TECHNOLOGY HARDWARE - (2.8)%
(131,949)	Apple, Inc.	(20,233,060)
(279,487)	Extreme Networks, Inc.	(5,013,997)

See accompanying notes to financial statements.

INVENOMIC FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	COMMON STOCKS SOLD SHORT — (78.7)% (Continued)
	TECHNOLOGY HARDWARE - (2.8)% (Continued)
(106,853)	PAR Technology Corporation	$(3,075,229)
		(28,322,286)
	TECHNOLOGY SERVICES - (2.7)%
(10,294)	Automatic Data Processing, Inc.	(2,488,060)
(50,816)	Block, Inc.	(3,052,517)
(56,847)	Jack Henry & Associates, Inc.	(11,315,964)
(438,145)	Toast, Inc., Class A	(9,678,623)
		(26,535,164)
	TRANSPORTATION & LOGISTICS - (1.0)%
(723,967)	American Airlines Group, Inc.	(10,265,853)

	TOTAL COMMON STOCKS SOLD SHORT - (Proceeds - $808,036,982)	(779,707,777)

	EXCHANGE-TRADED FUNDS SOLD SHORT — (0.5)%
	EQUITY - (0.5)%
(126,035)	iShares MSCI Saudi Arabia ETF	(5,399,339)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT - (Proceeds - $5,603,259)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $813,640,241)	$(785,107,116)

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

L.P.	- Limited Partnership

Ltd.	- Limited Company

MSCI	- Morgan Stanley Capital International

N.V.	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S.A.	- Société Anonyme

(a)	All or a portion of the security is segregated as collateral for short sales.

(b)	Percentage rounds to less than 0.1%.

(c)	Non-income producing security.

(d)	All or a portion of the security is on loan. The total fair value of the securities on loan as of October 31, 2022 was $139,549,465.

(e)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(f)	Security was purchased with cash received as collateral for securities on loan at October 31, 2022. Total collateral had a value of $144,916,556 at October 31, 2022.

(g)	Rate disclosed is the seven day effective yield as of October 31, 2022.

(h)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

Invenomic Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2022

ASSETS
Investment securities:
At cost	$1,407,064,403
At value	$1,389,061,250	(a)
Cash collateral segregated for short sales	479,187,562
Foreign Currency (Cost $32,706,882)	30,976,913
Receivable for securities sold	35,448,423
Dividends and interest receivable	1,111,570
Prepaid expenses and other assets	137,999
Receivable for Fund shares sold	1,304,022
TOTAL ASSETS	1,937,227,739

LIABILITIES
Securities sold short (Proceeds - $813,640,241)	785,107,116
Securities lending collateral	144,916,556
Payable for investments purchased	13,533,178
Investment advisory fees payable	1,491,015
Payable for Fund shares redeemed	874,006
Shareholder servicing fees payable	152,785
Payable to related parties	131,224
Distribution (12b-1) fees payable	23,415
Dividends payable on securities sold short	217,370
Accrued expenses and other liabilities	202,746
TOTAL LIABILITIES	946,649,411
NET ASSETS	$990,578,328

NET ASSETS CONSIST OF:
Paid in capital	$780,093,100
Accumulated earnings	210,485,228
NET ASSETS	$990,578,328

NET ASSET VALUE PER SHARE:
Institutional Class:
Net Assets	$620,954,112
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	25,884,652
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$23.99

Investor Class:
Net Assets	$112,627,053
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,760,923
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$23.66

Super Institutional Class:
Net Assets	$256,997,163
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,622,781
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$24.19

(a)	Includes fair value of securities on loan in the amount of $139,549,466.

(b)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Invenomic Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $601,806)	$12,815,875
Interest	555,571
Securities lending income - net	329,107
TOTAL INVESTMENT INCOME	13,700,553

EXPENSES
Investment advisory fees	13,460,431
Distribution (12b-1) fees:
Investor Class	210,246
Shareholder service fees - Institutional Class	1,423,251
Shareholder service fees - Investor Class	210,246
Interest expense	789,494
Dividends on securities sold short	4,586,080
Administration fees	698,587
Third party administrative servicing fees	576,790
Registration fees	101,027
Custodian fees	126,998
Trustees fees and expenses	23,999
Legal fees	29,999
Compliance officer fees	37,999
Printing expense	45,026
Insurance expense	29,954
Audit fees	19,600
Other expenses	11,974
TOTAL EXPENSES	22,381,701

Plus: Fees recaptured by the Advisor	196,442

NET EXPENSES	22,578,143

NET INVESTMENT LOSS	(8,877,590)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(34,767,451)
Foreign currency transactions	(1,951,302)
Options purchased	7,672,245
Securities sold short	282,790,424
253,743,916
Net change in unrealized appreciation (depreciation) on:
Investments	(55,492,090)
Foreign currency translations	(1,829,994)
Options purchased	(399,497)
Securities sold short	25,930,216
(31,791,365)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	221,952,551

NET INCREASE IN NET ASSETS	$213,074,961

See accompanying notes to financial statements.

Invenomic Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
FROM OPERATIONS
Net investment loss	$(8,877,590)	$(3,103,191)
Net realized gain from investments, foreign currency transactions, options purchased, and securities sold short	253,743,916	54,116,558
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options purchased, options written and foreign currency translations	(31,791,365)	43,685,774
Net increase in net assets resulting from operations	213,074,961	94,699,141

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Institutional Class	(40,770,656)	(4,613,153)
Investor Class	(4,265,466)	(221,722)
Super Institutional Class	(8,596)	(1,301)
Net decrease in net assets resulting from distributions to shareholders	(45,044,718)	(4,836,176)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	529,759,989	110,486,752
Investor Class	113,922,554	48,717,768
Super Institutional Class	288,880,112	—
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	33,543,053	3,851,045
Investor Class	3,972,902	188,352
Super Institutional Class	8,596	1,297
Redemption fee proceeds:
Institutional Class	144,838	181,947
Investor Class	20,871	72,258
Super Institutional Class	26,104	42
Payments for shares redeemed:
Institutional Class	(356,720,772)	(56,584,708)
Investor Class	(50,330,562)	(32,026,823)
Super Institutional Class	(33,504,392)	—
Net increase in net assets from shares of beneficial interest	529,723,293	74,887,930

TOTAL INCREASE IN NET ASSETS	697,753,536	164,750,895

NET ASSETS
Beginning of Year	292,824,792	128,073,897
End of Year	$990,578,328	$292,824,792

SHARE ACTIVITY
Institutional Class:
Shares Sold	23,964,969	6,932,319
Shares Reinvested	1,978,941	310,068
Shares Redeemed	(15,308,338)	(3,434,296)
Net increase in shares of beneficial interest outstanding	10,635,572	3,808,091

Investor Class:
Shares Sold	5,159,119	2,820,545
Shares Reinvested	237,188	15,313
Shares Redeemed	(2,229,218)	(1,803,228)
Net increase in shares of beneficial interest outstanding	3,167,089	1,032,630

Super Institutional Class:
Shares Sold	12,011,669	—
Shares Reinvested	504	104
Shares Redeemed	(1,392,825)	—
Net increase in shares of beneficial interest outstanding	10,619,348	104

See accompanying notes to financial statements.

Invenomic Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2022

Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting From Operations	$213,074,961
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of investments	(2,187,297,921)
Sales of investments	1,211,875,318
Purchases of securities sold short	2,185,054,694
Proceeds from securities sold short	(1,366,658,513)
Net Sales of short-term investments	(39,273,190)
Net change in unrealized appreciation/depreciation on investments	29,983,258
Net realized gains from investments	(255,695,218)
Increase in prepaid expenses and other assets	(98,646)
Increase in interest and dividend receivable	(1,017,258)
Increase in Investment advisory fees payable	1,055,501
Increase in Shareholder servicing fees payable	90,587
Increase in service fees payable to related parties	119,096
Increase in distribution (12b-1) fees payable	17,752
Increase in dividends payable on securities sold short	213,572
Increase in accrued expenses and other liabilities	83,238
Net Cash Used for Operating Activities	(208,472,769)

Cash Flows From Financing Activities:
Proceeds from Shares Issued	931,701,071
Payment on Shares Redeemed	(439,781,839)
Distributions paid to shareholders	(7,520,167)
Net Cash Provided by Financing Activities	484,399,065

Net Increase in Cash	275,926,296
Cash at Beginning of Year	234,238,179
Cash at End of Year	$510,164,475

Supplemental Disclosure of Non-Cash Activity:
Non-cash Financing Activities not Included Above Consists of Reinvestment of Distributions	$37,524,551
Other Disclosure:
Interest expense paid	$789,494

See accompanying notes to financial statements.

Invenomic Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Institutional Class

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$17.40	$10.67	$11.48	$11.07	$10.22
Activity from investment operations:
Net investment loss (1)	(0.27)	(0.21)	(0.08)	(0.06)	(0.12)
Net realized and unrealized gain (loss) on investments	9.35	7.32	(0.36)	0.98	1.10
Total from investment operations	9.08	7.11	(0.44)	0.92	0.98
Less distributions from:
Net investment income	—	(0.01)	—	—	—
Net realized gains	(2.50)	(0.38)	(0.37)	(0.51)	(0.13)
Total distributions	(2.50)	(0.39)	(0.37)	(0.51)	(0.13)
Paid-in-Capital From Redemption Fees	0.01	0.01	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$23.99	$17.40	$10.67	$11.48	$11.07
Total return (3)	58.24%	68.21%	(4.06)%	8.67%	9.63%
Net assets, at end of year (000’s)	$620,954	$265,308	$122,105	$198,929	$69,580
Ratio of gross expenses to average net assets (4,5)	2.89%	3.25%	2.97%	2.83%	2.91%
Ratio of net expenses to average net assets (5)	2.92%	3.15%	2.83%	2.77%	2.72%
Ratio of net investment loss to average net assets	(1.19)%	(1.31)%	(0.76)%	(0.57)%	(1.14)%
Portfolio Turnover Rate	149%	179%	153%	100%	106%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Represents the ratio of expenses to average net assets absent advisory fees waived or recaptured by the Advisor.

(5)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived/recaptured	2.20%	2.33%	2.37%	2.29%	2.43%
After fees waived/recaptured	2.23%	2.23%	2.23%	2.23%	2.24%

See accompanying notes to financial statements.

Invenomic Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$17.23	$10.57	$11.40	$11.02	$10.21
Activity from investment operations:
Net investment loss (1)	(0.32)	(0.26)	(0.11)	(0.09)	(0.16)
Net realized and unrealized gain (loss) on investments	9.24	7.24	(0.36)	0.98	1.10
Total from investment operations	8.92	6.98	(0.47)	0.89	0.94
Less distributions from:
Net realized gains	(2.50)	(0.38)	(0.37)	(0.51)	(0.13)
Total distributions	(2.50)	(0.38)	(0.37)	(0.51)	(0.13)
Paid-in-Capital From Redemption Fees	0.01	0.06	0.01	0.00 (2)	0.00 (2)
Net asset value, end of year	$23.66	$17.23	$10.57	$11.40	$11.02
Total return (3)	57.85%	68.09%	(4.27)%	8.43%	9.25%
Net assets, at end of year (000’s)	$112,627	$27,457	$5,933	$15,113	$8,501
Ratio of gross expenses to average net assets (4,5)	3.14%	3.50%	3.22%	3.08%	3.21%
Ratio of net expenses to average net assets (5)	3.17%	3.40%	3.08%	3.02%	3.02%
Ratio of net investment loss to average net assets	(1.41)%	(1.56)%	(0.99)%	(0.84)%	(1.39)%
Portfolio Turnover Rate	149%	179%	153%	100%	106%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Represents the ratio of expenses to average net assets absent advisory fees waived or recaptured by the Advisor.

(5)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived/recaptured	2.45%	2.58%	2.62%	2.54%	2.73%
After fees waived/recaptured	2.48%	2.48%	2.48%	2.48%	2.54%

See accompanying notes to financial statements.

Invenomic Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Super Institutional Class

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019 (1)
Net asset value, beginning of period	$17.49	$10.70	$11.49	$11.43
Activity from investment operations:
Net investment loss (2)	(0.19)	(0.16)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	9.38	7.33	(0.35)	0.08
Total from investment operations	9.19	7.17	(0.42)	0.06
Less distributions from:
Net investment income	—	(0.01)	—	—
Net realized gains	(2.50)	(0.38)	(0.37)	—
Total distributions	(2.50)	(0.39)	(0.37)	—
Paid-in-Capital From Redemption Fees	0.01	0.01	0.00 (3)	—
Net asset value, end of period	$24.19	$17.49	$10.70	$11.49
Total return (4)	58.62%	68.58%	(3.88)%	0.52	% (5)
Net assets, at end of period (000’s)	$256,997	$60	$36	$28,024
Ratio of gross expenses to average net assets (6,8)	2.64%	3.00%	2.72%	2.58	% (7)
Ratio of net expenses to average net assets (8)	2.67%	2.90%	2.58%	2.52	% (7)
Ratio of net investment loss to average net assets	(0.77)%	(1.04)%	(0.59)%	(0.30	)% (7)
Portfolio Turnover Rate	149%	179%	153%	100	% (5)

(1)	The Super Institutional Class commenced operations on May 10, 2019

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent advisory fees waived or recaptured by the Advisor.

(7)	Annualized.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived/recaptured	1.95%	2.08%	2.12%	2.04	% (7)
After fees waived/recaptured	1.98%	1.98%	1.98%	1.98	% (7)

See accompanying notes to financial statements.

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2022

1.	ORGANIZATION

The Invenomic Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund’s investment objective is to seek to achieve long-term capital appreciation. The Fund offers three classes of shares: Institutional Class shares, Investor Class shares and Super Institutional Class shares. The Institutional Class Shares and Investor Class shares commenced operations on June 19, 2017. The Super Institutional Class shares commenced operations on May 10, 2019. Each class of shares is offered at their net asset value. Each class of shares has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class -related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open -end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2022 for the Fund’s investments measured at fair value:

				Investments Measured
Assets *	Level 1	Level 2	Level 3	at Net Asset Value**	Total
Common Stock	$1,186,566,272	$—	$0	$—	$1,186,566,272
Call Options Purchased	—	106,938	—	—	106,938
Collateral For Securities Loaned	—	—	—	144,916,556	144,916,556
Money Market Fund	57,471,484	—	—	—	57,471,484
Total	$1,244,037,756	$106,938	$—	$144,916,556	$1,389,061,250
Liabilities*
Securities Sold Short	$(785,107,116)	$—	$—	$—	$(785,107,116)
Total	$(785,107,116)	$—	$—	$—	$(785,107,116)

*	Refer to the Schedule of Investments for industry classification.

**	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

The following is a reconciliation for which level 3 inputs were used in determining value.

Tenerity, Inc.
Beginning balance November 1, 2021	$0
Purchases	—
Proceeds from sales	—
Total realized gain/(loss)	—
Change in unrealized appreciation	—
Ending balance October 31, 2022	$0

The total change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments still held at October 31, 2022, was $0.

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are below.

Common Stock	Fair Value	Valuation Techniques	Unobservable Input
Tenerity, Inc.	$ 0	Independent Valuation	Adjusted for lack of marketability

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non -income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

In conjunction with the use of written options contracts and short sales, the Fund may be required to maintain collateral in various forms. At October 31, 2022, such collateral is denoted in the Fund’s Schedule of Investments and Statements of Assets and Liabilities. Also, in conjunction with the use of written options contacts and short sales, the Fund, when appropriate, utilize a segregated margin deposit account with the counterparty. At October 31, 2022, these segregated margin deposit accounts are denoted in the Fund’s Statements of Assets and Liabilities.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Securities Lending Risk – The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

tax years ended October 31, 2019 to October 31, 2021, or expected to be taken in the Fund’s October 31, 2022 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended October 31, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and securities sold short, amounted to the following:

Purchases	Sales
$2,170,902,596	$1,216,216,561

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Invenomic Capital Management LP serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.74%. For the year ended October 31, 2022, the Fund incurred advisory fees in the amount of $13,460,431.

The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least February 28, 2023 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.23%, 2.48% and 1.98% of the Fund’s average net assets, for Institutional Class, Investor Class shares and Super Institutional Class shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended October 31, 2022 the advisor recaptured previously waived advisory fees in the amount of $196,442. As of October 31, 2022 the total amount of advisory fees waived subject to recapture is $315,838, of which $89,608 will expire October 31, 2023 and $226,230 will expire on October 31, 2024.

Invenomic Capital Management LP serves as the Authorized Service Provider to the Fund. Pursuant to a Shareholder Services Plan with the Fund, the Advisor, under the oversight of the Board, provides customers who own shares of the fund with administrative support services. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a shareholder services fee, computed and accrued daily and paid monthly, at an annual rate of 0.25% of the Institutional Class and Investor Class Shares of the Fund. For the year ended October 31, 2022, the Fund incurred shareholder service fees in the amount of $1,423,251 and $210,246 for the Institutional Class and Investor Class Shares respectively.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the year ended October 31, 2022, the Fund incurred distribution fees in the amount of $210,246.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Assets and Liabilities as of October 31, 2022.

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity Contracts/Equity price risk	Investment securities at value	$106,938

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2022.

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Options Purchased	on Options Purchased
Equity contracts/Equity Price Risk	$7,672,245	$(399,497)

The notional value and contracts of the derivative instruments outstanding as of October 31, 2022 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended October 31, 2022 the redemption fees assessed by the Fund were as follows:

Institutional	Investor	Super Institutional
$144,838	$20,871	$26,104

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2022, was as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$615,011,276	$130,877,286	$(141,934,428)	$(11,057,142)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended October 31, 2022 and October 31, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2022	October 31, 2021
Ordinary Income	$27,953,270	$4,836,176
Tax-exempt Income Long-Term Capital Gain	17,091,448	—
Return of Capital	—	—
	$45,044,718	$4,836,176

As of October 31, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$223,296,568	$—	$—	$—	$—	$(12,811,340)	$210,485,228

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies and adjustments for partnerships. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $1,754,198.

During the fiscal year ended October 31, 2022, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to book/tax treatment of tax adjustment for equalization credits, resulted in reclassification for the year ended October 31, 2022 as follows:

Paid
In	Distributable
Capital	Earnings
$33,281,210	$(33,281,210)

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

9.	SECURITIES LENDING

Under an agreement with U.S. Bank National Association (The “Bank”) the Invenomic Fund (the “Fund”) can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by money market funds in accordance with the Fund’s security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent, and the remainder is paid to the Fund. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At October 31, 2022, the Fund had loaned securities and received cash collateral for the loan. This cash was invested in the Mount Vernon Liquid Assets Portfolio, LLC as shown in the Schedules of Investments. The Fund receives compensation relating to the lending of the Fund’s securities.

The market value of loaned securities and collateral and percentage of total investment income the Fund received from the investment of cash collateral retained by the lending agent, U.S. Bank, were as follows:

Market Value of	Market Value of	Percentage of Total
Loaned Securities	Collateral	Investment Income
$139,549,465	$144,916,556	2.40%

Gross Amounts Not Offset in
the Statement of Assets and
Liabilities
Gross Amounts
	Recognized in	Financial	Cash
	Statements of Assets	Instruments	Collateral		Net Amount
	and Liabilities	Pledged	Pledged		of Assets
Invenomic Fund
Description of Liability Securities lending collateral	$144,916,556	$—	$144,916,556	(1)	$—

(1)	The amount is limited to the liability balance and accordingly does not include excess collateral pledged. The following table breaks out the holdings pledged as collateral as of October 31, 2022:

	Overnight and	Up to		Greater than
	Continuous	30 Days	30-90 days	90 days	Total
Mount Vernon Liquid Assets Portfolio, LLC	$144,916,556	$—	$—	$—	$144,916,556

The fair value of the securities loaned for the Fund totaled $139,549,465 at October 31, 2022. The securities loaned are noted in the Portfolios of Investments. The fair value of the “Collateral for Securities Loaned” on the Portfolio of Investments includes only cash collateral received and reinvested that totaled $144,916,556 for the Fund at October 31, 2022. These amounts are offset by a liability recorded as “Securities lending collateral.”

Invenomic Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022
10.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2022, Charles Schwab & Co. and National Financial Services LLC held approximately 43.79% and 30.47%, respectively of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by Charles Schwab & Co. and National Financial Services LLC. are also owned beneficially by any party who would be presumed to control the Fund.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
of Northern Lights Fund Trust II and
Shareholders of
Invenomic Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Invenomic Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”), including the schedule of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2022

Invenomic Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2022

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions; and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as noted below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During the
	Account Value	Account Value	During Period	Period
Actual*	5/1/22	10/31/22	5/1/22 – 10/31/22	5/1/22 – 10/31/22
Institutional Class	$1,000.00	$997.90	$11.23	2.23%
Investor Class	$1,000.00	$996.60	$12.48	2.48%
Super Institutional Class	$1,000.00	$999.20	$9.98	1.98%

	Beginning	Ending	Expenses Paid	Expense Ratio During the
Hypothetical **	Account Value	Account Value	During Period	Period
(5% return before expenses)	5/1/22	10/31/22	5/1/22 – 10/31/22	5/1/22 – 10/31/22
Institutional Class	$1,000.00	$1,013.96	$11.32	2.23%
Investor Class	$1,000.00	$1,012.70	$12.58	2.48%
Super Institutional Class	$1,000.00	$1,015.22	$10.06	1.98%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	The hypothetical example assumes that the Fund was in operation for the full six months ended October 31, 2022.

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended October 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2022

FACTORS CONSIDERED BY THE TRUSTEES IN THE APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 20, 2022, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the renewal of the advisory agreement (the “Invenomic Advisory Agreement”) between Invenomic Capital Management LP (“ICM”) and the Trust on behalf of the Invenomic Fund (the “Fund”).

Based on their evaluation of the information provided by ICM, in conjunction with the Invenomic Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Advisory Agreement with respect to the Invenomic Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering renewal of the Invenomic Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Invenomic Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Invenomic Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Invenomic Fund. The materials also included due diligence materials relating to ICM (including due diligence questionnaires completed by ICM, select financial information of ICM, bibliographic information regarding ICM’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the renewal of the Invenomic Advisory Agreement with respect to the Invenomic Fund. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Invenomic Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Invenomic Advisory Agreement. In considering the renewal of the Invenomic Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with ICM, the Board reviewed materials provided by ICM relating to the Invenomic Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for the Fund including the individuals that primarily monitor and execute the investment process. The Board discussed and noted they had met with ICM previously and were familiar with ICM’s capabilities and experience managing a mutual fund as well as its commitment to the Fund. The Board then discussed ICM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered ICM’s specific responsibilities in all aspects of the day-to-day management of the Fund and concluded that ICM’s personnel have the qualifications and expertise to manage the Fund. The Board also noted that ICM remained committed to the Fund’s investment strategy. Additionally, the Board received responses from representatives of ICM with respect to a series of important questions, including: whether ICM is involved in any lawsuits or pending regulatory actions; whether the management of other accounts conflicts with its management of the Fund; and whether ICM has procedures in place to adequately allocate trades among its respective clients. The Board also reviewed the

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2022

descriptions provided by ICM of its practices for monitoring compliance with the Fund’s investment limitations, noting that ICM’s chief compliance officer will continually review the portfolio managers’ performance of their duties with respect to the Fund to ensure compliance under ICM’s compliance program. The Board then reviewed the capitalization of ICM based on financial information and other materials provided by and discussed with ICM and concluded that ICM was sufficiently well-capitalized, or that its control person had the ability to make additional contributions in order to meet its obligations to the Fund. The Board discussed ICM’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding ICM’s business and compliance practices. The Board noted that the CCO of the Trust continued to represent that ICM’s compliance policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted ICM’s representation that the prospectus and statement of additional information for the Fund accurately describe the investment strategies of the Fund. The Board concluded that ICM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Invenomic Advisory Agreement with respect to the Fund and that the nature, overall quality and extent of the management services to be provided by ICM were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended March 31, 2022. The Board noted that the Fund outperformed its respective peer group, Morningstar category and benchmark for each period as of March 31, 2022. The Board noted the portfolio managers’ ability to manage risk and concluded that past performance was acceptable and generally in line with its risk level.

Fees and Expenses. As to the costs of the services to be provided by ICM, the Board discussed the comparison of the Fund’s advisory fee and total operating expense data as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board noted that although the advisory fee was at the high end of its peer group and Morningstar category, it was not the highest in its peer group or Morningstar category. The Board reviewed the contractual arrangements for the Fund, which stated that ICM had agreed to waive or limit its advisory fee and/or reimburse expenses at least until February 28, 2023, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.23%, 2.48% and 1.98% of the Fund’s average net assets for Institutional Class shares, Investor Class shares and Super Institutional Class shares, respectively. The Board found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again higher than the peer group median and the Morningstar category median, but not the highest in its peer group or Morningstar category. After further consideration, it was the consensus of the Board that, based on ICM’s experience and expertise, and the services provided by ICM to the Fund, the advisory fee charged by ICM to the Fund was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to ICM with respect to the Fund based on breakeven and profitability reports and analyses reviewed by the Board and the selected financial information provided by ICM. The Board concluded that anticipated profits from ICM’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed ICM’s expectations for growth of the Fund. The Board noted ICM’s intentions to consider a soft close of the Fund when assets reach between $500 million in assets and the possibility of adding breakpoint at that time. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2022

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Invenomic Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from ICM as the Trustees believed to be reasonably necessary to evaluate the terms of the Invenomic Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of the Invenomic Advisory Agreement are not unreasonable; (b) the investment advisory fee payable pursuant to the Invenomic Advisory Agreement is not unreasonable; and (c) the Invenomic Advisory Agreement is in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Invenomic Advisory Agreement.

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2022

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); Secretary of CLS Investments, LLC (from 2001 to 2018); Secretary of Orion Advisor Services, LLC (from 2001 to 2018); General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel of Constellation Trust Company (from 2004 to 2018); CEO (from 2015 to 2018), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary of Blu Giant, LLC (from 2011 to 2018); Secretary of Gemini Fund Services, LLC (from 2012 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer of AdvisorOne Funds (from 2003 to 2018).	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company (from 2004 to 2018)

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2022

Independent Trustees (Continued)

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).		Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

Invenomic Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2022

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head of Fund Administration and Product (since 2019) and President (2012 - 2019) of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC).	N/A	N/A
Eric Kane 1981	Secretary Since August 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019); Manager, Fund Accounting, Gemini Fund Services, LLC (January 2014 to December 2018).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	As of October 31, 2022, the Trust was comprised of 20 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and not to any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-466-3406.

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-466-3406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-466-3406.

INVESTMENT ADVISOR
Invenomic Capital Management
211 Congress Street, Floor 8
Boston, Massachusetts 02110

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Invenomic-AR22

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

                                              2020         2021           2022

           Invenomic Fund           $16,000     $16,000      $15,500

(b)	Audit-Related Fees

                                              2020         2021            2022

Invenomic Fund            None        None            None

(c)	Tax Fees

                                                2020          2021              2022

Invenomic Fund              $3,250       $3,250        $2,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

                                                 2020            2021             2022

Invenomic Fund               None        None            None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Invenomic Fund

                                                    2020                2021            2022

                       Audit-Related Fees:            0.00%              0.00%         0.00%

Tax Fees:                           0.00%              0.00%         0.00%

All Other Fees:                   0.00%              0.00%         0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020          2021           2022

Invenomic Fund                                               $3,250       $3,250        $2,750

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/5/23

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 1/5/23